UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 2006
                           --------------------------
                        WACHOVIA AUTO OWNER TRUST 2006-A
             (Exact name of registrant as specified in its charter)

                        POOLED AUTO SECURITIES SHELF LLC
              (Exact name of depositor as specified in its charter)

                       WACHOVIA BANK, NATIONAL ASSOCIATION
               (Exact name of sponsor as specified in its charter)
                           --------------------------

           Delaware                     333-132417-01          20-3319853
(State or other jurisdiction of          333-132417            52-2233151
        incorporation)           (Commission File Number)     (IRS Employer
                                                            Identification No.)

                 c/o Wilmington Trust Company, as Owner Trustee
                            1100 North Market Street
                         Wilmington, Delaware 19890-1605
                      Attn: Corporate Trust Administration
           (Address of principal executive offices including zip code)

                                 (302) 636-6000
                         (Registrant's telephone number,
                              including area code)

                                       N/A
          (Former name or former address, if changed since last report)
                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

      On June 23, 2006, Wachovia Auto Owner Trust 2006-A (the "Trust") issued $230,000,000 of 5.31321% Class A-1 Asset Backed Notes, $287,000,000 of 5.41%
Class A-2 Asset Backed Notes, $420,000,000 of 5.35% Class A-3 Asset Backed Notes, $317,000,000 of 5.38% Class A-4 Asset Backed Notes, $46,000,000 of
5.76% Class B Asset Backed Notes (collectively, the "Notes"), pursuant to (i) a prospectus dated June 12, 2006 (the "Prospectus") along with the preliminary prospectus supplement, dated June 12, 2006, each filed with the Securities Exchange Commission pursuant to Rule 424(b)(3), and (ii) the Prospectus and the prospectus supplement, dated June 14, 2006, filed with the Securities Exchange Commission pursuant to Rule 424(b)(5), each relating to registration statement number 333-132417.

      In connection with such issuance, final copies of the Underwriting Agreement, the Second Amended and Restated Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Administration Agreement and the Receivables Purchase Agreement are attached as exhibits hereto.

Item 9.01. Financial Statements and Exhibits.

            (d) Exhibits. The exhibits filed in response to Item 601 of Regulation S-K are listed in the Exhibit Index.


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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                POOLED AUTO SECURITIES SHELF LLC

                                                      By: /s/ Scott D. Weaver
                                                          -------------------
                                                              Scott D. Weaver
                                                              Vice President

Dated:  June 23, 2006


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

                                  Exhibit Index
                                  -------------


Exhibit         Description
-------         -----------

1.1 Underwriting Agreement, dated June 14, 2006, by and among the Trust, Pooled Auto Securities Shelf LLC (the "Depositor") and the Underwriters named therein.

4.1 Indenture, dated as of June 1, 2006, by and between the Trust and U.S. Bank National Association (the "Indenture Trustee").

4.2 Second Amended and Restated Trust Agreement, dated as of June 1, 2006, by and between the Depositor and Wilmington Trust Company, as Owner Trustee.

99.1 Sale and Servicing Agreement, dated as of June 1, 2006, by and among the Trust, the Depositor and the Indenture Trustee.

99.2 Administration Agreement, dated as of June 1, 2006, by and among the Trust, the Depositor, the Indenture Trustee and Wachovia Bank, National Association, as Administrator.

99.3 Receivables Purchase Agreement dated as of June 1, 2006, by and between the Depositor and Wachovia Bank, National Association, as Seller.